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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2000

                                WAVO Corporation
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             (Exact name of Registrant as specified in its Charter)

    Indiana                           0-24858                     86-0491428
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(State or other                    (Commission                 (I.R.S.Employer
Jurisdiction of                      File No.)               Identification No.)
 Incorporation)
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            3131 E. Camelback Rd., Suite 320, Phoenix, Arizona 85016
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              (Address and Zip Code of Principal Executive Offices)

       Registrant's telephone number, including area code: (602) 952-5500
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ITEM 5. OTHER EVENTS.

         On December 6, 2000, Wavo Corporation (the "Company") was advised by
The Nasdaq Stock Market that the Company's common stock would be delisted from The Nasdaq Stock Market effective with the open of business on December 7, 2000.
This notification followed an oral hearing on November 30, 2000 before a Nasdaq
Listing Qualifications Panel that considered the Company's request for continued inclusion on the Nasdaq National Market pursuant to an exception to the $1.00 bid price requirement.

         The Company expects that its common stock will be immediately eligible to trade on the OTC Bulletin Board.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WAVO CORPORATION


Dated: December 7, 2000                     /s/Kenneth D. Swenson
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                                            Kenneth D. Swenson,
                                            Executive Vice President and
                                            Chief Financial Officer


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